Q1 2018 Updated Supplemental Financial Information March 30, 2018 Exhibit 99.1

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline’s public filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K. This presentation contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are detailed in this presentation, included as Exhibit 99.1 to Form 8-K filed with the SEC on March 30, 2018, wherever non-GAAP financial measures are discussed as well as in the Appendix of this presentation. Amounts included herein and on Esterline’s Form 10-Q for Q1 2018 filed on March 30, 2018, have been updated from amounts included in our earnings press release for fiscal Q1 2018 issued on February 1, 2018. See the Appendix for further information on the updated amounts.

Strategic Direction A high-performing aerospace and defense company whose engaged employees deliver value through world-class products, services, and technologies. Profitable & Balanced Sales Growth Enterprise Excellence Leverage the Enterprise Employee Engagement Regulatory & Customer Compliance

Q1 2018 Financial Results Sales of $482 million, up 5.2% over prior-year period Some timing considerations as customers accelerated deliveries into the first quarter from Q2 Better Advanced Materials results on higher defense margins and return to full production in Arkansas business following plant shutdown GAAP EPS¹ of $(1.16) per diluted share Includes $48.6 million, or $1.62 per share, of discrete tax expenses from the U.S. Tax Cuts and Jobs Act of 2017 (TCJA) EPS of $0.46 per share* excluding the one-time tax expenses Book-to-bill of 1.17x Free cash flow of $49 million* * This is a non-GAAP financial measure. See Page 1 and the Appendix of this presentation for more information regarding non-GAAP financial measures. ¹ From Continuing Operations

Q1 2018 Year-over-Year (YOY) Summary Dollars in millions, except EPS Q1 2018 Updated Q1 2017 Restated Change Sales $ 482 $ 458 $ 24 Gross Margin $ 148 $ 143 $ 5 - % of sales 30.8% 31.2% (0.4)% Operating Earnings from Continuing Operations $ 27 $ 29 $ (2) - % of sales 5.5% 6.3% (0.8)% Earnings (Loss) from Continuing Operations $ (35) $ 21 $ (56) Earnings (Loss) Per Diluted Share from Continuing Operations $ (1.16) $ 0.71 $ (1.87)

Q1 2018 Sales Change (YOY) Items Sales Q1 2017 Restated $ 458 Foreign currency translation 11 FX forward contract gain 6 Sales volume 7 Q1 2018 Updated $ 482 Dollars in millions

Q1 2018 Segment Sales Change (YOY) Comparison to Restated Q1 2017 Total Change Organic¹ FX Avionics & Controls 5.2% 1.9% 3.3% Sensors & Systems 4.6% (0.7)% 5.3% Advanced Materials 6.0% 4.5% 1.5% Total 5.2% 1.5% 3.7% ¹ Q1 2018 organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities. 6

Q1 2018 Gross Margin Change (YOY) Items Gross Margin Q1 2017 Restated $ 143 Foreign currency translation 1 FX forward contract gain 6 Sales volume / mix (1) Other (1) Q1 2018 Updated $ 148 Dollars in millions

Q1 2018 Earnings Summary Dollars in millions, except EPS Earnings from Continuing Ops EPS Q1 2018 GAAP Updated $ (35) $ (1.16) Provisional Tax Expense Due to TCJA 49 1.62 Q1 2018 Updated – Excluding Tax Impact * $ 14 $ 0.46 * This is a non-GAAP financial measure. See Page 1 and the Appendix of this presentation for more information regarding non-GAAP financial measures.

Q1 2018 Free Cash Flow* Reconciliation * This is a non-GAAP financial measure. See Page 1 and the Appendix of this presentation for more information regarding non-GAAP financial measures. Q1 2018 Updated Q1 2017 Restated Net Earnings $ (35) $ 16 Depreciation and amortization (Depreciation of $14M in Q1 2018 and Q1 2017) 26 26 Change in working capital (A/R, Inventory, A/P) 39 23 Other 32 (19) Cash flow from operations $ 62 $ 46 Capital expenditures (13) (15) Free cash flow* $ 49 $ 31 Dollars in millions; GAAP results

Q1 2018 Updated Q1 2017 Restated Net Earnings Attributable to Esterline $ (35) $ 16 Loss from discontinued operations 0 5 Earnings attributable to noncontrolling interests 0 0 Income tax expense 54 0 Interest income 0 0 Interest expense 8 8 Depreciation & Amortization 1 26 25 EBITDA from Continuing Operations * $ 53 $ 54 Q1 2018 EBITDA* Dollars in millions** ¹Excludes debt issuance costs of $0.3 million, which is included in interest expense * This is a non-GAAP financial measure. See Page 1 and the Appendix of this presentation for more information regarding non-GAAP financial measures. ** Amounts are rounded to the nearest whole number. 0 indicates an amount less than 1.

2018 Tax Outlook FY 2018 Full-Year ESL Estimated Tax Rate (Excluding one-time items) ~ 25% - 27% 21% 21% 21% 35% Full-year estimated U.S. statutory tax rate is a blended rate across all quarters = 24.5% Rest of the World U.S. Effective tax rate influenced by geographic mix of earnings Esterline is truly international, with large, profitable operations across the globe In FY 2017, the U.S. made up ~30% of the company’s total taxable income

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 FY 2016 305 18.7 FY 2017 - - Q1 2018 287 20.4 Total since inception * 3,423 $ 328.9 $ 71 * $400 million total authorization for share repurchase.

Appendix

Statement of Operations – Q1 2018 Updated

Balance Sheet – Q1 2018 Updated

Segment Data – Q1 2018 Updated

Restated Statement of Operations* – Prior Years 17 * Line items included are a summary of the restatement filed on March 30, 2018.

Restated Balance Sheet Items* – Prior Years 8 * Line items included are a summary of the restatement filed on March 30, 2018.

This presentation contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are detailed in this presentation, included as Exhibit 99.1 to Form 8-K filed with the SEC on March 27, 2018, wherever non-GAAP financial measures are discussed as well as in the Appendix of this presentation. The company provides these non-GAAP financial measures as supplemental information to the GAAP financial measures. Management uses these non-GAAP financial measures to (a) evaluate the company’s historical and prospective financial performance and its performance relative to its competitors, (b) allocate resources, and (c) measure the operational performance of the company’s business units. In addition, management believes including these non-GAAP financial measures enhances investors’ and financial analysts’ understanding of the company’s performance as well as their ability to assess and compare the company’s historical results of operations. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, and free cash flow is not necessarily indicative of amounts available for discretionary use. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items that comprise the calculation. The company compensates for these limitations by using these non-GAAP financial measures as a supplement to the GAAP measures and by providing reconciliations of the non-GAAP and comparable GAAP financial measures. The non-GAAP financial measures should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.

Non-GAAP financial measures may include: adjusted earnings from continuing operations, adjusted earnings from continuing operations per diluted share, earnings before interest, tax, depreciation and amortization (EBITDA), and free cash flow—that have not been calculated in accordance with generally accepted accounting principles in the U.S. (GAAP). Adjusted earnings from continuing operations consist of earnings from continuing operations attributable to Esterline less the one-time expenses associated with the TCJA. Adjusted earnings from continuing operations per diluted share divides each element of adjusted earnings from continuing operations by the weighted average number of shares outstanding, diluted for the periods presented. See details on page 8 of this presentation. EBITDA from continuing operations is defined as net earnings plus loss from discontinued operations plus earnings attributable to noncontrolling interests plus income tax expense less interest income plus interest expense plus loss on extinguishment of debt plus depreciation & amortization (excluding amortization of debt issuance costs) of $25.9 million in the first quarter of fiscal 2018. See details on page 10 of this presentation. Free cash flow is defined as cash flow from operations of $62.4 million less capital expenditures of $13.4 million in the first quarter of fiscal 2018. See details on page 9 of this presentation.